SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549-1004

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) March 30, 2004
                        -------------------
                   Commission File Number 1-5324
                              ------

                        NORTHEAST UTILITIES
                       --------------------
      (Exact name of registrant as specified in its charter)

        MASSACHUSETTS                           04-2147929
     ----------------------                    ---------------
(State or other jurisdiction of   (I.R.S. Employer incorporation or
    organization)                           Identification No.)

             174 BRUSH HILL AVENUE, WEST SPRINGFIELD,
             MASSACHUSETTS                 01090-0010
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       (Address of principal executive offices)  (Zip Code)

                          (413) 785-5871
       (Registrant's telephone number, including area code)

                          Not Applicable
                          --------------
   (Former name or former address, if changed since last report)


ITEM 5.  OTHER EVENTS

     On March 30, 2004, the Northeast Utilities Board of Trustees announced that Charles W. Shivery has been named chairman, president and chief executive officer of the Company, effective immediately. For further information concerning this matter, see
Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99    Northeast Utilities News Release dated March 30, 2004.


                    [SIGNATURE PAGE TO FOLLOW]


                             SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORTHEAST UTILITIES
                                   (Registrant)


                              By:  /s/ David R. McHale
                                   Name:  David R. McHale
                                   Title:  Vice President and Treasurer


Date:  March 30, 2004